                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: December 27, 1999


                               CHASE FUNDING, INC.
            (formerly known as "Chemical Mortgage Securities, Inc.")
            --------------------------------------------------------
                           (Exact Name of Registrant)


         New York                      333-64131                13-3436103
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)


              343 Thornall Street, Edison, NJ             08837
          ----------------------------------------      ----------
          (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code: (732) 205-0600

Item 5. Other Events:

     On or about 12/27/99, Chase Funding, Inc. (the "Depositor") made the distributions to holders of its Mortgage Loan Asset-Backed Certificates, Series 1999-1, Series 1999-2 and Series 1999-3 contemplated by the applicable Pooling and Servicing Agreement for such Series (collectively, the "Pooling and Servicing Agreement").

     Copies of the Certificateholders' Report with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreement are being filed as exhibits to this Current Report on Form 8-K.


Item 7(c).   Exhibits

             Exhibits       Description
             --------       -----------

               20.1 Monthly Report with respect to the December 27, 1999 distribution

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: December 30, 1999

                                            THE CHASE MANHATTAN BANK,
                                            As Paying Agent, on behalf
                                            of Chase Funding, Inc.


                                            By: /s/ Andrew M. Cooper
                                                ------------------------------
                                                Name:  Andrew M.Cooper
                                                Title: Trust Officer

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                     Description
----------                      -----------

   20.1 Monthly Report with respect to the distribution to certificateholders on December 27, 1999.